Arrow Reverse Cap 500 ETF

Ticker: YPS

A series of Arrow Investments Trust

Shares of the Fund are listed and traded on CBOE BZX Exchange

Supplement dated February 12, 2024 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) each dated December 1, 2023

The Board of Trustees (the “Board”) of Arrow Investments Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Arrow Reverse Cap 500 ETF (the "Fund"), a series of the Trust, following a recommendation by the Fund's investment adviser, Arrow Investment Advisors, LLC, and the Board has authorized an orderly liquidation of the Fund.

The last day of trading of the Fund’s shares on CBOE BZX Exchange, Inc. (the “Exchange”) will be February 26, 2024 (“Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about March 1, 2024 (the “Liquidation Date”). From the Closing Date (February 26, 2024) through the Liquidation Date (March 1, 2024), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period.

Shareholders remaining on the Liquidation Date (March 1, 2024) will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders may wish to consult with their tax adviser about their particular situation. Once the distributions are complete, the Fund will terminate.

For additional information regarding the liquidation, shareholders of the Fund may call (877) 277-6933.

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This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI each dated December 1, 2023 and should be read in conjunction with those documents. The Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting Fund’s website at www.ArrowFunds.com or by calling the Fund at (877) 277-6933.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE